UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10589

Oppenheimer Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Annual Report 4/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Real Estate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16 *

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE NAREIT Equity REIT Index
1-Year	5.93%	-0.16%	7.86%

5-Year	9.34	8.05	10.12

10-Year	6.36	5.74	6.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* April 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charges) produced a 5.93% total return during what has been a volatile investment environment for the real estate investment trust (“REIT”) market. On a relative basis, the Fund underperformed the FTSE NAREIT Equity REIT Index (the “Index”), which produced a 7.86% return for the same period.

MARKET OVERVIEW

The reporting period began rather quietly in May 2015 with most economic data in the U.S. pointing toward slow, but steady growth, a favorable environment for the REIT market. Lingering severe weather patterns halted construction activities and the retail sector experienced bouts of volatility.

Going into the summer months, just as it seemed that business in the U.S. would return to a more normal state, China’s economic slowdown and devaluation of its currency (the renminbi), resulted in a sell-off in the Chinese markets. The U.S. markets followed in tandem. During this period, the REIT markets, like the broader equity markets across the globe, witnessed sharp declines across most industry sectors. In response to these movements, the Federal Reserve (the “Fed”), decided not to raise short-term rates, citing heightened global risks. The U.S. markets interpreted this move as an underlying weakness in the economy and the markets drew lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER REAL ESTATE FUND

By late October, when economic data began to improve in the U.S. and the Chinese economy regained some stability, the global markets recovered somewhat. The Fed raised the federal funds rate for the first time in a decade in December, reflecting optimism about economic growth in the U.S. The move anchored some stability in the markets, although it was short-lived. By the end of the reporting period, the global growth outlook had diminished, the yield on the 10-year U.S. Treasury bond trended lower, and the Fed took a more dovish stance.

FUND REVIEW

While we are pleased that the Fund produced a positive absolute return for the reporting period, unfortunately performance trailed that of the Index, largely due to our asset allocation strategy and our limited exposure to some of the better-performing sectors. For instance, the hotel sector was a drag on performance, in response to an overbuilding in the U.S. lodging market and investors’ concerns that a stronger dollar would discourage tourism, especially leisure hotel demand. Our holdings in FelCor Lodging Trust, Inc. and Chesapeake Lodging Trust, two names that have relatively high concentrations in prime markets like New York and San Francisco, hindered returns. We maintained our positions in these two names, choosing instead to reduce our exposure to Hilton Worldwide Holdings, Inc. and exit our position in Starwood Hotels & Resorts Worldwide, Inc., two global firms that we thought might be more negatively affected by the global growth scare. By the end of the reporting period, we reduced our exposure to hotels and moved to a slight underweight position relative to the Index.

The net lease sector also presented difficulties for the Fund and was a detractor from performance. Relative to the Index, we have been underweight the net lease sector for some time now because of its inherent defensive nature at a time when we believed most investors were seeking companies with strong earnings growth in a steady growth environment. In fact, our underweight actually helped us during the first half of the reporting period. However, the sector performed well during the second half of the reporting period due to global growth slowdown fears and a widening of credit spreads in the bond market, and our underweight hurt us. We began adding to this area towards the end of the reporting period.

The third largest detractor from performance was data centers, another area where our limited exposure to a strong-performing sector hurt us. Data centers have performed well due to the growth of e-commerce, social footprints on the Internet and the increased use of the Cloud. We established a position in Equinix, Inc. early in the reporting period at an underweight relative to the Index. The stock was one of the sector’s strongest performers and so our underweight position detracted from performance versus the Index. We have increased our position in the stock and have an overweight position relative to the Index at period end.

4      OPPENHEIMER REAL ESTATE FUND

On the other hand, the Fund enjoyed positive relative performance in the self-storage, regional shopping malls, apartment, health care and finance sectors. The self-storage sector, where we maintained a significant overweight relative to the Index, benefited due to favorable supply and demand dynamics, which enabled many of these companies to implement a new pricing structure. The Fund’s strongest gains in this area were achieved by Extra Space Storage, Inc. and CubeSmart, both of which continued to expand their operations through acquisitions. CubeSmart’s strong performance drove the company’s stock price to our price target. In addition, CubeSmart’s valuation, when compared with other storage companies, looked impressive after the run up. Therefore, we exited our position as we felt there were better opportunities in the storage sector.

The Fund also fared well with its exposure to regional shopping malls, most notably from one of our long-term holdings, Regency Centers Corp. that owns and operates grocery-anchored shopping centers across the U.S. We have held an overweight position in the firm for several years now, believing that it possessed a strong real estate strategy, had good execution and high-quality properties that were undervalued by the marketplace. Regency Centers performed especially well and our overweight added to performance.

The apartment sector is an area that has performed well for a number of years now. Apartments continued to produce solid gains during the first half of the reporting period and our overweight helped us tremendously. However, the sector fell back during the latter part of the period and we responded quickly, moving to an underweight position and thereby avoiding any deep declines. Overall, Equity Residential and AvalonBay Communities, Inc. added value to the Fund while performance in Essex Property Trust, Inc. was flat. We exited our positions in AvalonBay and Essex Property this reporting period.

In the health care and finance sectors, it was our underweight positioning that added value for the Fund. In health care, we avoided investing in HCP, Inc., and, in the finance group we avoided Northstar Realty Finance, both of which underperformed significantly during the reporting period.

STRATEGY & OUTLOOK

As of the end of the reporting period, we continue to believe that fundamentals in the U.S. REIT market are still in good shape, supply and demand is balanced and earnings continue to grow at a steady pace. And while it’s true that volatility in the marketplace will tend to impact pricing from quarter to quarter, investors should find comfort in knowing that underlying fundamentals and earnings growth remain solid in today’s real estate marketplace.

Based on these views, as of April 29, 2016, in the U.S. we are overweight the regional shopping malls, office and self-storage sectors, where we are encouraged by seeing

5      OPPENHEIMER REAL ESTATE FUND

what we believe are especially compelling valuations. By contrast, we have reduced our exposure to the hotel and apartment sectors, a positioning that represents a shift in investment from the first half of the reporting period, where we were overweight the hotel and apartment sectors. We remain underweight the net lease and health care sectors, two areas that we consider more defensive in nature and typically lag during periods of steady economic growth.

David Wharmby, CFA Portfolio Manager

The Portfolio Manager is employed by the Fund’s sub-sub-adviser, Cornerstone Real Estate Advisers LLC. The opinions of the Portfolio Manager do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Simon Property Group, Inc.	10.6%
Welltower, Inc.	5.0
Prologis, Inc.	4.4
Regency Centers Corp.	4.4
Boston Properties, Inc.	4.3
Public Storage	4.3
Equinix, Inc.	4.1
Digital Realty Trust, Inc.	3.9
Macerich Co. (The)	3.8
Essex Property Trust, Inc.	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Retail REITs	29.8%
Specialized REITs	18.9
Office REITs	13.8
Residential REITs	11.3
Health Care REITs	10.9
Industrial REITs	5.4
Hotel & Resort REITs	4.1
Diversified REITs	2.5
Investment Company	2.1
Hotels, Restaurants & Leisure	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on market value of total investments.

*April 29, 2016, was the last business day of the Fund’s annual period. See Note 2 of the accompanying Notes to Financial Statements.

7      OPPENHEIMER REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	1-Year	5-Year		10-Year
Class A (OREAX)	3/4/02	5.93%	9.34%		6.36%
Class B (OREBX)	10/1/03	5.15	8.52		5.89
Class C (ORECX)	10/1/03	5.14	8.52		5.56
Class I (OREIX)	8/28/12	6.41	10.56	*	N/A
Class R (ORENX)	10/1/03	5.68	9.06		6.09
Class Y (OREYX)	10/1/03	6.22	9.65		6.74
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16
	Inception Date	1-Year	5-Year		10-Year
Class A (OREAX)	3/4/02	-0.16%	8.05%		5.74%
Class B (OREBX)	10/1/03	0.35	8.23		5.89
Class C (ORECX)	10/1/03	4.18	8.52		5.56
Class I (OREIX)	8/28/12	6.41	10.56	*	N/A
Class R (ORENX)	10/1/03	5.68	9.06		6.09
Class Y (OREYX)	10/1/03	6.22	9.65		6.74

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The FTSE/NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index consists of certain companies that own and operate income-producing real estate that have 75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction

8      OPPENHEIMER REAL ESTATE FUND

costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016

Class A	$1,000.00	$1,035.80	$6.67

Class B	1,000.00	1,031.60	10.45

Class C	1,000.00	1,031.60	10.45

Class I	1,000.00	1,037.80	4.49

Class R	1,000.00	1,034.30	7.93

Class Y	1,000.00	1,037.10	5.45

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.20	6.61

Class B	1,000.00	1,014.49	10.36

Class C	1,000.00	1,014.49	10.36

Class I	1,000.00	1,020.33	4.46

Class R	1,000.00	1,016.96	7.86

Class Y	1,000.00	1,019.39	5.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios

Class A	1.32%

Class B	2.07

Class C	2.07

Class I	0.89

Class R	1.57

Class Y	1.08

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 29, 2016*

	Shares	Value

Common Stocks—97.8%

Consumer Discretionary—1.2%

Hotels, Restaurants & Leisure—1.2%
Hilton Worldwide Holdings, Inc.	744,590	$16,418,209

Financials—96.6%

Real Estate Investment Trusts (REITs)—96.6%

Diversified REITs—2.5%
Duke Realty Corp.	1,592,810	34,834,755

Health Care REITs—10.9%
National Health Investors, Inc.	231,129	15,737,574

Physicians Realty Trust	1,374,880	24,926,574

Ventas, Inc.	653,032	40,566,348

Welltower, Inc.	1,005,387	69,793,965

		151,024,461

Hotel & Resort REITs—4.1%
Chatham Lodging Trust	307,160	6,545,580

Chesapeake Lodging Trust	786,728	19,377,111

DiamondRock Hospitality Co.	1,079,620	9,619,414

FelCor Lodging Trust, Inc.	3,081,539	22,063,819

		57,605,924

Industrial REITs—5.4%
First Industrial Realty Trust, Inc.	613,120	14,064,973

Prologis, Inc.	1,355,774	61,565,697

		75,630,670

Office REITs—13.8%
Boston Properties, Inc.	460,369	59,323,149

Highwoods Properties, Inc.	596,600	27,879,118

Kilroy Realty Corp.	660,154	42,784,581

Paramount Group, Inc.	2,303,120	38,462,104

SL Green Realty Corp.	217,700	22,875,916

		191,324,868

Residential REITs—11.2%
American Campus Communities, Inc.	975,081	43,634,875

	Shares	Value

Residential REITs (Continued)

Apartment Investment & Management Co., Cl. A	759,620	$30,430,377

Essex Property Trust, Inc.	230,910	50,904,109

Sun Communities, Inc.	463,570	31,462,496

		156,431,857

Retail REITs—29.8%
Acadia Realty Trust	1,143,768	38,544,982

Equity One, Inc.	826,520	23,390,516

Kimco Realty Corp.	1,317,770	37,055,693

Macerich Co. (The)	690,030	52,497,482

Regency Centers Corp.	834,870	61,529,919

Simon Property Group, Inc.	735,537	147,967,978

Tanger Factory Outlet Centers, Inc.	606,240	21,266,899

Taubman Centers, Inc.	456,770	31,722,677

		413,976,146

Specialized REITs—18.9%
CyrusOne, Inc.	1,043,200	46,036,416

Digital Realty Trust, Inc.	620,380	54,581,032

Equinix, Inc.	172,480	56,978,768

Extra Space Storage, Inc.	533,640	45,332,718

Public Storage	242,170	59,285,638

		262,214,572

Total Common Stocks (Cost $1,090,230,912)		1,359,461,462

Investment Company—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[1,2] (Cost $28,583,981)	28,583,981	28,583,981

Total Investments,at Value (Cost $1,118,814,893)	99.9%	1,388,045,443

Net Other Assets (Liabilities)	0.1	1,570,389

Net Assets	100.0%	$1,389,615,832

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Footnotes to Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2015	Gross Additions	Gross Reductions	Shares April 29, 2016[a]

Oppenheimer Institutional Money Market Fund, Cl. E	8,079,586	432,218,103	411,713,708	28,583,981

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$28,583,981	$43,140

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 2016[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,090,230,912)	$1,359,461,462
Affiliated companies (cost $28,583,981)	28,583,981

1,388,045,443

Cash	999,980

Receivables and other assets:
Shares of beneficial interest sold	1,788,524
Dividends	446,763
Other	55,598

Total assets	1,391,336,308

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,425,567
Distribution and service plan fees	170,584
Trustees’ compensation	66,824
Shareholder communications	10,965
Other	46,536

Total liabilities	1,720,476

Net Assets	$1,389,615,832

Composition of Net Assets
Par value of shares of beneficial interest	$51,159

Additional paid-in capital	1,096,466,692

Accumulated net investment loss	(10,310,678)

Accumulated net realized gain on investments	34,178,109

Net unrealized appreciation on investments	269,230,550

Net Assets	$1,389,615,832

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Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $579,487,580 and 21,359,435 shares of beneficial interest outstanding)	$27.13

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.79

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,564,340 and 435,550 shares of beneficial interest outstanding)	$26.55

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $120,653,719 and 4,556,036 shares of beneficial interest outstanding)	$26.48

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $172,681,431 and 6,307,444 shares of beneficial interest outstanding)	$27.38

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,027,814 and 4,147,867 shares of beneficial interest outstanding)	$27.01

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $393,200,948 and 14,352,428 shares of beneficial interest outstanding)	$27.40

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Year Ended April 29, 2016[1]

Investment Income
Dividends:
Unaffiliated companies	$39,413,061
Affiliated companies	43,140

Interest	599

Total investment income	39,456,800

Expenses
Management fees	12,843,776

Distribution and service plan fees:
Class A	1,415,331
Class B	139,840
Class C	1,193,012
Class R	533,804

Transfer and shareholder servicing agent fees:
Class A	1,268,684
Class B	30,814
Class C	263,182
Class I	44,307
Class R	235,225
Class Y	859,213

Shareholder communications:
Class A	18,099
Class B	800
Class C	4,591
Class I	105
Class R	1,385
Class Y	17,085

Trustees’ compensation	21,562

Borrowing fees	17,687

Custodian fees and expenses	7,909

Other	104,018

Total expenses	19,020,429
Less waivers and reimbursements of expenses	(1,369,154)

Net expenses	17,651,275

Net Investment Income	21,805,525

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	98,177,150

Net change in unrealized appreciation/depreciation on investments	(43,411,379)

Net Increase in Net Assets Resulting from Operations	$76,571,296

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Operations
Net investment income	$21,805,525	$13,846,195

Net realized gain	98,177,150	95,929,169

Net change in unrealized appreciation/depreciation	(43,411,379)	63,817,117

Net increase in net assets resulting from operations	76,571,296	173,592,481

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,650,035)	(9,765,590)
Class B	(179,770)	(177,972)
Class C	(1,576,862)	(1,090,932)
Class I	(3,617,540)	(3,268,018)
Class R2	(1,894,001)	(1,490,363)
Class Y	(8,911,828)	(7,347,640)

	(27,830,036)	(23,140,515)

Distributions from net realized gain:
Class A	(41,179,080)	(24,942,063)
Class B	(997,030)	(796,941)
Class C	(8,848,327)	(5,002,937)
Class I	(10,530,050)	(6,909,231)
Class R2	(7,791,183)	(4,471,566)
Class Y	(27,562,583)	(16,317,248)

	(96,908,253)	(58,439,986)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(37,737,577)	98,562,999
Class B	(4,838,568)	(3,794,321)
Class C	(3,652,999)	23,412,250
Class I	23,513,821	26,930,911
Class R2	2,909,723	17,644,405
Class Y	(5,516,439)	40,128,142

	(25,322,039)	202,884,386

Net Assets
Total increase (decrease)	(73,489,032)	294,896,366

Beginning of period	1,463,104,864	1,168,208,498

End of period (including accumulated net investment loss of $10,310,678 and $4,286,167, respectively)	$1,389,615,832	$1,463,104,864

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	April 29,	April 30,	April 30,	April 30,	April 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Data
Net asset value, beginning of period	$28.23	$26.11	$25.90	$22.69	$21.18

Income (loss) from investment operations:
Net investment income[2]	0.43	0.27	0.29	0.22	0.15
Net realized and unrealized gain	1.07	3.55	0.27	3.37	1.57

Total from investment operations	1.50	3.82	0.56	3.59	1.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.48)	(0.35)	(0.38)	(0.21)
Distributions from net realized gain	(2.04)	(1.22)	0.00[3]	0.00	0.00

Total dividends and/or distributions to shareholders	(2.60)	(1.70)	(0.35)	(0.38)	(0.21)

Net asset value, end of period	$27.13	$28.23	$26.11	$25.90	$22.69

Total Return, at Net Asset Value[4]	5.93%	14.70%	2.33%	16.08%	8.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$579,488	$638,707	$502,283	$508,853	$374,036

Average net assets (in thousands)	$576,678	$589,603	$466,636	$416,696	$316,270

Ratios to average net assets:[5]
Net investment income	1.59%	0.97%	1.19%	0.95%	0.75%
Expenses excluding specific expenses listed below	1.43%	1.42%	1.54%	1.66%	1.69%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.43%	1.42%	1.54%	1.66%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%	1.32%	1.39%	1.49%	1.50%

Portfolio turnover rate	85%	60%	123%	94%	98%

18      OPPENHEIMER REAL ESTATE FUND

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	1.43%
Year Ended April 30, 2015	1.42%
Year Ended April 30, 2014	1.54%
Year Ended April 30, 2013	1.66%
Year Ended April 30, 2012	1.69%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class B	April 29,	April 30,	April 30,	April 30,	April 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Data
Net asset value, beginning of period	$27.66	$25.61	$25.42	$22.28	$20.80

Income (loss) from investment operations:
Net investment income[2]	0.28	0.11	0.15	0.08	0.03
Net realized and unrealized gain	0.99	3.42	0.23	3.27	1.52

Total from investment operations	1.27	3.53	0.38	3.35	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.26)	(0.19)	(0.21)	(0.07)
Distributions from net realized gain	(2.04)	(1.22)	0.00[3]	0.00	0.00

Total dividends and/or distributions to shareholders	(2.38)	(1.48)	(0.19)	(0.21)	(0.07)

Net asset value, end of period	$26.55	$27.66	$25.61	$25.42	$22.28

Total Return, at Net Asset Value[4]	5.15%	13.80%	1.60%	15.19%	7.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,564	$16,988	$19,227	$26,043	$26,507

Average net assets (in thousands)	$13,992	$18,851	$20,698	$25,490	$24,165

Ratios to average net assets:[5]
Net investment income	1.06%	0.39%	0.63%	0.37%	0.14%
Expenses excluding specific expenses listed below	2.18%	2.18%	2.37%	2.56%	2.63%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.18%	2.18%	2.37%	2.56%	2.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.08%	2.17%	2.25%	2.23%

Portfolio turnover rate	85%	60%	123%	94%	98%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	2.18%
Year Ended April 30, 2015	2.18%
Year Ended April 30, 2014	2.37%
Year Ended April 30, 2013	2.56%
Year Ended April 30, 2012	2.63%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER REAL ESTATE FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	April 29,	April 30,	April 30,	April 30,	April 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Data
Net asset value, beginning of period	$27.61	$25.57	$25.40	$22.27	$20.79

Income (loss) from investment operations:
Net investment income[2]	0.22	0.05	0.11	0.05	0.01
Net realized and unrealized gain	1.05	3.48	0.26	3.30	1.54

Total from investment operations	1.27	3.53	0.37	3.35	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.27)	(0.20)	(0.22)	(0.07)
Distributions from net realized gain	(2.04)	(1.22)	0.00[3]	0.00	0.00

Total dividends and/or distributions to shareholders	(2.40)	(1.49)	(0.20)	(0.22)	(0.07)

Net asset value, end of period	$26.48	$27.61	$25.57	$25.40	$22.27

Total Return, at Net Asset Value[4]	5.14%	13.83%	1.55%	15.24%	7.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,654	$129,009	$98,260	$106,881	$80,253

Average net assets (in thousands)	$119,652	$115,951	$95,086	$87,802	$68,892

Ratios to average net assets:[5]
Net investment income	0.82%	0.18%	0.46%	0.20%	0.03%
Expenses excluding specific expenses listed below	2.18%	2.17%	2.30%	2.42%	2.48%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.18%	2.17%	2.30%	2.42%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.07%	2.16%	2.25%	2.24%

Portfolio turnover rate	85%	60%	123%	94%	98%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	2.18%
Year Ended April 30, 2015	2.17%
Year Ended April 30, 2014	2.30%
Year Ended April 30, 2013	2.42%
Year Ended April 30, 2012	2.48%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Period Ended
Class I	April 29,	April 30,	April 30,	April 30,
	2016[1]	2015	2014	2013[2]

Per Share Operating Data
Net asset value, beginning of period	$28.47	$26.32	$26.11	$23.15

Income (loss) from investment operations:
Net investment income (loss)[3]	0.54	0.42	0.33	(0.13)
Net realized and unrealized gain	1.10	3.56	0.35	3.48

Total from investment operations	1.64	3.98	0.68	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.69)	(0.61)	(0.47)	(0.39)
Distributions from net realized gain	(2.04)	(1.22)	0.00[4]	0.00

Total dividends and/or distributions to shareholders	(2.73)	(1.83)	(0.47)	(0.39)

Net asset value, end of period	$27.38	$28.47	$26.32	$26.11

Total Return, at Net Asset Value[5]	6.41%	15.22%	2.82%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,681	$153,137	$114,628	$75,460

Average net assets (in thousands)	$147,821	$153,143	$106,092	$12,070

Ratios to average net assets:[6]
Net investment income (loss)	1.96%	1.47%	1.36%	(0.81)%
Expenses excluding specific expenses listed below	0.99%	0.98%	1.03%	1.03%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.99%	0.98%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.88%	0.90%	0.93%

Portfolio turnover rate	85%	60%	123%	94%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 28, 2012 (inception of offering) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	0.99%
Year Ended April 30, 2015	0.98%
Year Ended April 30, 2014	1.03%
Period Ended April 30, 2013	1.03%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER REAL ESTATE FUND

Class R	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$28.11	$26.01	$25.80	$22.60	$21.11
Income (loss) from investment operations:
Net investment income[2]	0.36	0.20	0.21	0.16	0.07
Net realized and unrealized gain	1.07	3.53	0.29	3.37	1.59

Total from investment operations	1.43	3.73	0.50	3.53	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.41)	(0.29)	(0.33)	(0.17)
Distributions from net realized gain	(2.04)	(1.22)	0.00[3]	0.00	0.00

Total dividends and/or distributions to shareholders	(2.53)	(1.63)	(0.29)	(0.33)	(0.17)
Net asset value, end of period	$27.01	$28.11	$26.01	$25.80	$22.60

Total Return, at Net Asset Value[4]	5.68%	14.39%	2.08%	15.82%	7.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,028	$112,993	$88,540	$84,482	$64,912
Average net assets (in thousands)	$106,969	$104,767	$78,539	$70,768	$47,904
Ratios to average net assets:[5]
Net investment income	1.31%	0.72%	0.89%	0.68%	0.36%
Expenses excluding specific expenses listed below	1.68%	1.67%	1.80%	1.97%	2.03%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.68%	1.67%	1.80%	1.97%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.57%	1.64%	1.75%	1.74%
Portfolio turnover rate	85%	60%	123%	94%	98%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	1.68%
Year Ended April 30, 2015	1.67%
Year Ended April 30, 2014	1.80%
Year Ended April 30, 2013	1.97%
Year Ended April 30, 2012	2.03%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$28.48	$26.33	$26.11	$22.87	$21.35

Income (loss) from investment operations:
Net investment income[2]	0.51	0.36	0.35	0.32	0.23
Net realized and unrealized gain	1.08	3.56	0.27	3.37	1.58

Total from investment operations	1.59	3.92	0.62	3.69	1.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.55)	(0.40)	(0.45)	(0.29)
Distributions from net realized gain	(2.04)	(1.22)	0.00[3]	0.00	0.00

Total dividends and/or distributions to shareholders	(2.67)	(1.77)	(0.40)	(0.45)	(0.29)

Net asset value, end of period	$27.40	$28.48	$26.33	$26.11	$22.87

Total Return, at Net Asset Value[4]	6.22%	14.97%	2.57%	16.44%	8.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$393,201	$412,271	$345,270	$353,450	$363,821

Average net assets (in thousands)	$390,618	$390,060	$299,697	$370,017	$319,931

Ratios to average net assets:[5]
Net investment income	1.84%	1.25%	1.44%	1.39%	1.15%
Expenses excluding specific expenses listed below	1.18%	1.18%	1.30%	1.21%	1.13%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.18%	1.18%	1.30%	1.21%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.08%	1.17%	1.18%	1.13%

Portfolio turnover rate	85%	60%	123%	94%	98%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	1.18%
Year Ended April 30, 2015	1.18%
Year Ended April 30, 2014	1.30%
Year Ended April 30, 2013	1.21%
Year Ended April 30, 2012	1.13%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS April 29, 2016

1. Organization

Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc, (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial

25      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

26      OPPENHEIMER REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 29, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$—	$—

If sum memo has value on Late Year Ordinary Loss Deferral line item, use the following as footnote 1. Footnote generally attached to the “Undistributed Net Investment Income” column.

X. At period end, the Fund elected to defer $                     of late year ordinary losses.

1. At period end, the Fund had $                 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

27      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Expiring
2015	$
2016
2017
No expiration

Total	$

NOTE: merger or other disclosure info appears at bottom of sum memo. Use following or associated disclosure at bottom of memo. Of these losses, $x,xxx,xxx are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $xxx,xxx per year.

2. At period end, the Fund had $                 of post-October losses available to offset future realized capital gains, if any.

3. The Fund had $                 of post-October foreign currency losses which were deferred.

4. The Fund had $                 of post-October passive foreign investment company losses which were deferred.

5. The Fund had $                 of straddle losses which were deferred.

6. During the reporting period, the Fund did not utilize any capital loss carryforward.

7. During the reporting period, the Fund utilized $                 of capital loss carryforward to offset capital gains realized in that fiscal year.

8. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

9. During the previous reporting period, the Fund utilized $             of capital loss carryforward to offset capital gains realized in that fiscal year.

10. During the reporting period, $             of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase (Reduction) to Paid-in Capital	Increase (Reduction) to Accumulated Net Investment Income (Loss)	Increase (Reduction) to Accumulated Net Realized Gain (Loss) on Investments

$—	$—	$—

11. $                 was distributed in connection with Fund share redemptions.

28      OPPENHEIMER REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

$                 , including $ of long-term capital gain, was distributed in connection with Fund share redemptions.

$                 , all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2016	Year Ended April 30, 2015

Distributions paid from:
Ordinary income	$27,830,036	$31,572,836
Long-term capital gain	96,908,253	50,007,665
Return of capital	—	—

Total	$124,738,289	$81,580,501

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,119,555,381
Federal tax cost of other investments	—

Total federal tax cost	$1,119,555,381

Gross unrealized appreciation	$284,235,070
Gross unrealized depreciation	(15,745,008)

Net unrealized appreciation	$268,490,062

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering

29      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party

30      OPPENHEIMER REAL ESTATE FUND

3. Securities Valuation (Continued)

pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

31      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,418,209	$—	$—	$16,418,209
Financials	1,343,043,253	—	—	1,343,043,253
Investment Company	28,583,981	—	—	28,583,981

Total Assets	$1,388,045,443	$—	$—	$1,388,045,443

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

32      OPPENHEIMER REAL ESTATE FUND

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the real estate industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

33      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 29, 2016[1]		Year Ended April 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	3,685,534	$100,477,033	7,901,872	$226,128,224
Dividends and/or distributions reinvested	1,973,977	50,989,146	1,192,414	33,635,005
Redeemed	(6,928,040)	(189,203,756)	(5,704,511)	(161,200,230)

Net increase (decrease)	(1,268,529)	$(37,737,577)	3,389,775	$98,562,999

Class B
Sold	31,286	$845,927	103,206	$2,858,314
Dividends and/ or distributions reinvested	45,371	1,144,921	34,479	954,808
Redeemed	(255,225)	(6,829,416)	(274,454)	(7,607,443)

Net decrease	(178,568)	$(4,838,568)	(136,769)	$(3,794,321)

34      OPPENHEIMER REAL ESTATE FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended April 29, 2016[1]		Year Ended April 30, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	914,886	$24,421,456	1,631,279	$45,677,251
Dividends and/or distributions reinvested	396,834	9,987,346	210,619	5,825,508
Redeemed	(1,428,385)	(38,061,801)	(1,012,131)	(28,090,509)

Net increase (decrease)	(116,665)	$(3,652,999)	829,767	$23,412,250

Class I
Sold	2,017,456	$54,519,126	3,329,605	$93,439,262
Dividends and/or distributions reinvested	542,419	14,147,433	358,031	10,176,461
Redeemed	(1,631,985)	(45,152,738)	(2,663,192)	(76,684,812)

Net increase	927,890	$23,513,821	1,024,444	$26,930,911

Class R2
Sold	941,168	$25,629,119	1,431,415	$40,707,869
Dividends and/or distributions reinvested	370,396	9,518,534	209,223	5,880,654
Redeemed	(1,183,479)	(32,237,930)	(1,025,300)	(28,944,118)

Net increase	128,085	$2,909,723	615,338	$17,644,405

Class Y
Sold	3,967,554	$108,924,849	5,519,611	$158,360,799
Dividends and/or distributions reinvested	1,342,266	35,032,859	823,188	23,413,423
Redeemed	(5,432,481)	(149,474,147)	(4,980,365)	(141,646,080)

Net increase (decrease)	(122,661)	$(5,516,439)	1,362,434	$40,128,142

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,148,782,316	$1,284,006,964

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2015		Fee Schedule Effective November 1, 2015
Up to $1.0 billion	1.00%	Up to $1.0 billion	1.00%
Over $1.0 billion	0.80	Next $1.0 billion	0.80
		Over $2 billion	0.75

The Fund’s effective management fee for the reporting period was 0.95% of average annual

35      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	3,575
Accumulated Liability as of April 29, 2016	24,610

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the

36      OPPENHEIMER REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

37      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 29, 2016	$187,496	$8,011	$10,212	$17,706	$28

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive its management fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries, pooled investment vehicles, and interest and fees from borrowings; will not exceed 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class R shares and 1.25% for Class Y shares.

In addition, the Manager has contractually agreed to waive 0.10% of its management fee for each class of the Fund. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,355,482.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,672 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained

38      OPPENHEIMER REAL ESTATE FUND

10. Pending Litigation (Continued)

misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

39      OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 10, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $1.55816 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 15, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than             % to arrive at the amount eligible for the corporate dividend-received deduction.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $             of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $             of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $             of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $             of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $             was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources

Oppenheimer Real Estate Fund	12/10/15	7.4%	63.5%	29.1%

Oppenheimer Real Estate Fund	3/23/16	70.9%	0.0%	29.1%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2005) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005);Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Edmund P. Giambastiani, Jr., Trustee (since 2013) |Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007- 2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Continued	in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privatelyheld nfinancial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010).Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003),Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL

47      OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Continued	Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s

Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

48      OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER REAL ESTATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Cornerstone Real Estate Advisers LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0590.001.0416 June 25, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,500 in fiscal 2016 and $34,900 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,554 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $445,440 in fiscal 2016 and $1,015,688 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $468,498 in fiscal 2016 and $550,189 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $919,492 in fiscal 2016 and $1,565,877 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016